First Quarter 2016 Operational and Financial Results Nasdaq: NLNK April 29, 2016

Agenda 2 Introduction  Jack Henneman, Executive Vice President & CFO 2016 Priorities  Charles J. Link, Jr., M.D., Chairman, CEO & CSO IDO Pathway Inhibitor Programs Update  Nicholas N. Vahanian, M.D., President & CMO GDC-0919 Update  Dr. Vahanian First Quarter 2016 Financial Results  Mr. Henneman

Safe Harbor Statement This press release contains forward-looking statements of NewLink Genetics that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this press release are forward-looking statements, within the meaning of The Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “target,” “potential,” “will,” “could,” “should,” “seek” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about NewLink Genetics’ financial guidance for 2016; enrollment in or results of its clinical trials for product candidates; its timing of release of data from ongoing clinical studies; its plans related to moving additional indications into clinical development and regulatory matters; NewLink Genetics’ future financial performance, results of operations, cash position and sufficiency of capital resources to fund its operating requirements; and any other statements other than statements of historical fact. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that NewLink Genetics makes due to a number of important factors, including those risks discussed in “Risk Factors” and elsewhere in NewLink Genetics’ Annual Report on Form 10-K for the year ended December 31, 2015 and other reports filed with the U.S. Securities and Exchange Commission (SEC). The forward-looking statements in this press release represent NewLink' Genetics’ views as of the date of this press release. NewLink Genetics anticipates that subsequent events and developments will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. You should, therefore, not rely on these forward-looking statements as representing NewLink Genetics’ views as of any date subsequent to the date of this press release. NASDAQ: NLNK 3

NewLink GENETICS

# NewLink Genetics Programs

## HyperAcute® Cellular Immunotherapies



- Pancreatic
- NSCLC
- Advanced Melanoma
- Prostate
- Kidney

## IDO Pathway Inhibitors



- Breast
- Prostate
- Pancreatic
- Advanced Melanoma
- Refractory Malignant Brain Tumors
- Solid Tumors

## Partnerships

Genentech
A Member of the Roche Group

MERCK

## PTEN Pathway Inhibitors



## Infectious Diseases



Ebola vaccine program



Zika vaccine program

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2016 Business Priorities 5 Charles J. Link, Jr., M.D., Chairman, CEO, & CSO HyperAcute Cellular Immunotherapy  IMPRESS Phase 3 – Report on top-line results in 2Q-2016 – Execute on regulatory strategy with FDA – Continue U.S. commercialization planning – Explore partnering strategy outside U.S.  HyperAcute Cellular Immunotherapies continue to move forward with clinical programs in pancreatic, NSCLC, melanoma and kidney cancers IDO Pathway Inhibitors  Validation of IDO pathway inhibitors with additional data readouts – Indoximod in multiple combination Phase 2 combination trials – GDC-0919 partnered with Genentech in expanded combination trials

IDO Pathway Inhibitor Programs Update 6 Nicholas Vahanian, M.D., President & Chief Medical Officer IDO Pathway Inhibitors  Provide clinical update at ASCO in June 2016 on the following trials: – Interim data update from a Phase 2 trial with a target enrollment of 80 patients evaluating the addition of indoximod to gemcitabine/nab-paclitaxel for patients with metastatic pancreatic cancer – Mid-trial and safety data update from a Phase 2 trial with a target enrollment of 96 patients of indoximod and ipilimumab or PD-1 inhibitors for patients with stage 3 or 4 advanced metastatic melanoma

IDO Pathway Inhibitor Programs Update 7 Nicholas Vahanian, M.D., President & Chief Medical Officer IDO Pathway Inhibitors  Additional data updates expected in Q2 2016 include: – Mid-trial from a Phase 2 trial with a target enrollment of 132 patients of indoximod in combination with temozolomide for patients with refractory malignant brain tumors – Guidance on timing of preliminary results in a Phase 2 trial with a target enrollment of 154 patients of indoximod in combination with taxane chemotherapy for patients with metastatic breast cancer

GDC-0919 Clinical Update 8 Nicholas Vahanian, M.D., President & Chief Medical Officer GDC-0919: Partnered with Genentech  Genentech to present an update on GDC-0919 at ESMO in October

First Quarter 2016 Financial Results 9 Jack Henneman, EVP and Chief Financial Officer Strong Capital Position  Stable and reliable cash position - $178M at Q1 2016 / $197.8M at YE 2015  Goal and expectation to finish 2016 with two years of cash-on-hand Multiple Value Drivers Increased Investment  Planning for the success of the IMPRESS trial, the filing of a BLA and the commercialization of algenpantucel-L in the U.S.  Significantly increasing our clinical programs, especially indoximod, and building the pipeline of new opportunities  Managing spending carefully before read-out of top-line IMPRESS data  Potential for combinations of HyperAcute® Cellular Immunotherapy candidates with other cancer treatments, including checkpoint inhibitors  Potential for combinations of IDO pathway inhibitors  Infectious disease initiatives

10 Q & A